Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 19 - SUBSEQUENT EVENTS

In January 2020, novel coronavirus ("COVID-19") has spread rapidly to many parts of China and other parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group's revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may materially adversely affect the Group's business operations and its financial condition and operating results for 2020, including but not limited to material negative impact to the Group's total revenues and significant downward adjustments or impairment to the Group's long-term assets. Because of the significant uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.

The Company's management has performed subsequent events procedures through the date the financial statements were available to be issued. There were no subsequent events requiring adjustment to or disclosure in the consolidated financial statements except for the following.

On January 16, 2020, AGM Tianjin entered into an equity transfer agreement (the "Agreement") with all the shareholders ("Yushu Kingo Shareholders" and together with AGM Tianjin, the "Parties") of Yushu Kingo City Real Estate Development Co., Ltd. ("Yushu Kingo"), who collectively owns 100% of the equity interest in Yushu Kingo.

Pursuant to the Agreement, in exchange for 100% of the equity interest in Yushu Kingo, AGM Tianjin agrees to pay $20,000,000 in cash (the "Cash Payment") and cause AGM Holdings to issue 2,000,000 Class A ordinary shares, valued at $15 per share, subject to the terms and conditions of the Agreement (the "Acquisition"). As of the date of this report, AGM Tianjin has made advance payments upon execution of a letter of intent and upon completion of due diligence (the "Advance Payments") of $4,937,664. The Parties has further agreed in the Agreement that the Advance Payments shall count towards the Cash Payment and that AGM Tianjin shall pay the remaining Cash Payment amount (the "Remaining Payment") to Yushu Kingo Shareholders if and only if Yushu Kingo sells no less than 15,000 square meters of real property or generates revenue of no less than RMB 150 million (approximately $21.6 million) during the 24 months after the closing of the Acquisition (the "Cash Payment Condition"). If Yushu Kingo fails to meet the Cash Payment Condition, Yushu Kingo shall return the Advance Payments to AGM Tianjin and AGM Tianjin is not obligated to make the Remaining Payment.

The Acquisition is expected to close after all closing conditions are met, which include, among other things, completion of registration with local government authority and completion of auditing and appraisal.

The Company is the process of dissolving Nanjing XinGaoMeng Software Technology Co., Ltd. ("AGM Nanjing"), an indirectly wholly owned subsidiary incorporated on September 28, 2016 under the law of PRC. AGM Beijing took over the clients and business relationships maintained by AGM Nanjing.